[Letterhead of Metris Receivables, Inc.]





                                       June 18, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                                       Re: Metris Master Trust
                                           Form 8-K


Ladies and Gentlemen:

              Attached, on behalf of Metris Master Trust (the "Trust") and Metris Receivables, Inc. as originator of the Trust (together, the "Registrants"), is the Registrants' Form 8-K being filed pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder.

                                       Very truly yours,

                                       /s/

                                       Ralph A. Than
                                       Senior Vice President and Treasurer


Attachment







                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 14, 2002


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)



           Delaware                    333- 60530              41-1810301
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
           of Incorporation)                              Identification Number)


     10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota         55305
        (Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code (952) 417-5645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The primary assets of the Metris Master Trust (the "Trust") are a pool of receivables arising under certain MasterCard(R)and VISA(R)revolving consumer credit accounts. The receivables arising in these accounts are transferred and sold by Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank") to Metris Companies Inc. ("Metris") pursuant to a receivables purchase agreement, subsequently transferred and sold by Metris to Metris Receivables, Inc. ("Metris Receivables") pursuant to a second
          receivables  purchase  agreement,   and  then  transferred  by  Metris
          Receivables   to  the  Trust  pursuant  to  a  pooling  and  servicing
          agreement.

          Each of the receivables purchase agreements and the pooling and servicing agreement have been amended by the parties to those agreements, effective as of June 14, 2002. These amendments took the form set out in Item 7.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report:

  Exhibit 4.1  Amendment  No. 1 to the Second  Amended and Restated
               Bank Receivables Purchase Agreement, dated as of June 14, 2002, between Metris Companies Inc., as Buyer, and Direct Merchants Credit Card Bank, National Association, as Seller.

  Exhibit 4.2  Amendment  No. 1 to the Second  Amended and Restated
               Purchase Agreement, dated as of June 14, 2002, between Metris Receivables, Inc., as Buyer, and Metris Companies Inc., as Seller.

  Exhibit 4.3  Amendment  No. 1 to the Metris  Master  Trust Second
               Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2002, among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and U.S. Bank National Association, as Trustee.

Item 8.           Not Applicable.

Item 9.           Not Applicable.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS RECEIVABLES, INC.
                                  as Transferor, on behalf of the
                                  Metris Master Trust


                                  By:       /s/ RALPH A. THAN
                                  Name:     Ralph A. Than
                                  Title:    Senior Vice President and Treasurer

 June 18, 2002








                                                   EXHIBIT INDEX


Exhibit        Description



Exhibit 4.1
               Amendment No. 1 to the Second Amended and Restated Bank Receivables Purchase Agreement, dated as of June 14, 2002, between Metris Companies Inc., as Buyer, and Direct Merchants Credit Card Bank, National Association, as Seller.


Exhibit 4.2
               Amendment No. 1 to the Second Amended and Restated Purchase Agreement, dated as of June 14, 2002, between Metris Receivables, Inc., as Buyer, and Metris Companies Inc., as Seller.


Exhibit 4.3
               Amendment No. 1 to the Metris Master Trust Second Amended and Restated Pooling and Servicing Agreement, dated as of June 14, 2002, among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and U.S. Bank National Association, as Trustee.